Exhibit 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Synovics Pharmaceuticals Inc. (the "REGISTRANT") on Form 10-K for the period ending October 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, Ronald Howard Lane, the Principal Financial Officer of Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.



/s/ Ronald Howard Lane
---------------------------
Ronald Howard Lane
Principal Financial Officer
February 13, 2008

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to Synovics, Inc. and will be retained by Synovics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.